Liquidity risk	12 Months Ended
Dec. 31, 2019
6. Liquidity risk

Liquidity risk is the risk that the Group does not have sufficient financial resources to meet its obligations as they fall due, or will have to do so at an excessive cost. This risk arises from mismatches in the timing of cash flows which is inherent in lending operations and can be affected by a range of Group-specific and market-wide events.

Liquidity risk management

According to relevant laws and regulations, the funds obtained by a microfinance company from banking financial institutions may not exceed 50% of its net capital. As of December 31, 2019, the Group does not have funds obtained from banking financial institutions.

As all loans receivable of the Group are credit impaired, the Group is facing significant liquidity issue. Obligations to loans payable, State Taxation Administration, employees and service providers are all over due.